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                                                                   EXHIBIT 10.1


                            GULF COAST BANCORP, INC.

                        1997 INCENTIVE STOCK OPTION PLAN

1.       PURPOSE

         The purpose of the Gulf Coast Bancorp, Inc. 1997 Incentive Stock Option Plan (the "Plan") is to encourage and enable eligible officers and key employees ("Eligible Employees") of Gulf Coast Bancorp, Inc. (The "Company") and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that Eligible Employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for Eligible Employees to remain in the employ of and to give greater effort on behalf of the Company. It is the intention of the Company to have the Plan qualify as an "incentive stock option plan" under sections 422B of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of applicable sections of the Code.

2.       DEFINITIONS

         The following words of terms shall have the following meanings:

         (a) "Agreement" shall mean an incentive stock option agreement between the Company and an Eligible Employee pursuant to the terms of the Plan.

         (b) "Average Market Price" shall mean the mean average between the high "bid" and the low "ask" prices as of the close of business for the Company's shares of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Common Stock on such national securities exchange.

         (c) "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

         (d) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan.

         (e) "Common Stock" shall mean the $.01 par value common stock of the Company.




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         (f)      "Company" shall mean Gulf Coast Bancorp, Inc., a Florida
                  corporation.

         (g) "Eligible Employee" shall mean a person or persons regularly employed by the Company or a Subsidiary.

         (h) "Nonemployee Director" shall mean a member of the Board who is not an Eligible Employee.

         (i) "Optionee" shall mean an Eligible Employee having a right to purchase Common Stock under the Plan.

         (j) "Option(s)" shall mean the right of rights granted to Eligible Employees to purchase Common Stock under the Plan.

         (k) "Plan" shall mean this Gulf Coast Bancorp, Inc. 1997 Incentive Stock Option Plan.

         (l) "Shares", "Stock" or "Common Stock" shall mean shares of the $.01 par value common stock of the Company.

         (m) "Stock Option Committee" shall mean such Board committee as may be designated by the Board to administer the Plan; provided, however, that such committee shall be comprised solely of not less than two Nonemployee Directors, each of whom qualifies as a "Nonemployee Director" (as such term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended).

         (n) "Subsidiary" shall mean any corporation, if the Company owns or controls, directly or indirectly, more than a majority of the voting stock of such corporation.

         (o) "Ten Percent Owner" shall mean an individual who, at the time an Option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.       EFFECTIVE DATE

         The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the stockholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote of not less than a majority of the votes entitled to be cast thereon, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the plan is not obtained within the aforesaid twelve (12) month period, than any options granted in the intervening period shall be void.


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4.       SHARES RESERVED FOR PLAN

         The shares of the Company's Common Stock to be sold to Eligible Employees under the Plan may at the election of the Board of Directors be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be reserved and made available for sale under the Plan shall be 125,000. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to an Option under the Plan.

5.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Stock Option Committee. Within the limitations described herein, the Stock Option Committee shall administer the Plan, select the Eligible Employees to whom Options will be granted, determine the number of shares to be optioned to each Eligible Employee and interpret, construe and implement the provisions of the Plan. Stock Option Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

         The Committee shall elect one of its members as chairman and shall hold its meetings at such times and places, and pursuant to such rules consistent with the Plan, as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any such meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee.

6.       ELIGIBILITY

         Options may be granted only to Eligible Employees.

7.       DURATION OF THE PLAN

         The Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.

8.       QUALIFIED INCENTIVE OPTIONS

         It is intended that the Options granted under the Plan shall be qualified incentive stock options under the provisions of Section 422B of the code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by stock option agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:



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         (a)      Price. The purchase price for the shares purchased upon
                  exercise will be the Average Market Price on the date the Option is granted, as determined by the Committee, or, if the Stock is not traded in the organized markets, then the price shall be the fair market value of the Stock as determined in good faith by the Committee, but in no case less than the par value of such stock; provided further that the purchase price of stock deliverable upon the exercise of a qualified incentive option granted to a Ten Percent Owner shall be not less than one hundred tem percent (110%) of the Average Market Price of fair value on the day the Option is granted, as determined by the Committee, but in no case less than the par value of such stock.

         (b) Number of Shares. The Agreement shall specify the number of shares which the Optionee may purchase under the Option.

         (c) Exercise of Options. The shares subject to the Option may be purchased in whole pr in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the shares subject to the Option shall become exercisable in increments of 10% of the number of shares subject to the Option on each anniversary of the date of grant until shares subject to the Option have become exercisable, with 10% of the number of shares subject to the Option becoming exercisable on the date of grant. Such shares shall be exercisable until the tenth anniversary of the date of the grant of the Option. Notwithstanding the foregoing, the shares subject to an Option granted to a Ten Percent Owner shall become exercisable in increments of 20% of the number of shares subject to the Option on each anniversary of the date of grant until all shares subject to the Option have become exercisable, with 20% of the number of shares subject to the Option becoming exercisable on the date of grant. Such shares shall be exercisable until the fifth anniversary of the date of the grant of the Option.

         (d) Medium and Time of Payment. Stock purchased pursuant to an Agreement shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash or shares of the Common Stock of the Company, or in a combination of cash and shares of the Common Stock of the Company. Upon receipt of payment and within a reasonable time, the Company shall, without transfer or issue tax, deliver to the Optionee (or such person entitled to exercise the Option) a certificate or certificates for such shares.

         (e) Rights as a Shareholder. An Optionee shall have the no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.



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         (f)      Nonassignability of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of decent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

         (g) Effect of Termination of Employment or Death. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of ninety (90) days from the date on which the Optionee ceases to be an employee, but in no event after the term provided in the Optionee's Agreement. In the event that an Optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason (including retirement, death or permanent and total disability), any Option or portion thereof which was not exercisable on the date such Optionee ceased employment shall terminate and shall be null and void. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code. In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legates, as provided herein.

         (h) Recapitalization. In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions of combinations of shares of Common Stock of the Company, the number of Shares and the exercise price thereof available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares and the exercise price thereof deliverable upon the exercise thereafter of any Option therefore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

         (i) Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the case the property or stock of the Company is acquired by another corporation, or in the case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate

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                  fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof.

         (j) General Restriction. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not acceptable to the Board of Directors.

9.       AMENDMENT OF THE PLAN

         The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to the cast thereof by the Company's shareholders. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not:

         (a) increase the maximum numbers of shares for which Options may be granted under the Plan either in the aggregate or to any Eligible Employee (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or

         (b) reduce the option price or waiting period (except as otherwise expressly provided in the Plan in the case of a reorganization of the Company as referred to in Section 8(i) hereof), or

         (c) extend the period during which Options may be granted or exercised, or

         (d) change the class of employees eligible for incentive stock options under Section 6 hereof, or

         (e) otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in the Plan, or

         (f) otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to participants under the Plan.


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         The termination or modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under the Option or right previously granted to him or her. With the written consent of the Optionee affected, the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that Options granted hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options."

10.      LIMITATION ON NUMBER OF SHARES THAT MAY BE PURCHASED

         The aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

11.      BINDING EFFECT

         All decisions of the board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company, all Eligible Emloyees participating in the Plan, and on all persons eligible or who become eligible to participate in the Plan.


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                            GULF COAST BANCORP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT ("Option Agreement") made and entered into this FIELD 1 by and between Gulf Coast Bancorp, Inc. (the "Company") and FIELD 2 ("Employee");

                              W I T N E S S E T H:

         The Board of Directors of the Company has adopted that certain 1997 Incentive Stock Option Plan (the "Plan"), a complete copy of which may be requested from the Company, and is incorporated herein by reference. Pursuant to the terms of the Plan, the Stock Option Committee (the "Committee") has selected Employee to participate in the Plan and desires to grant to Employee certain incentive stock options to purchase shares of the Company's authorized $.01 par value common stock ("Stock"), subject to the terms and conditions of the Plan and as hereinafter set forth. All terms herein shall have the meanings set forth in the Plan. This Agreement supersedes all other prior agreements pertaining to the Plan.

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       INCORPORATION OF PLAN PROVISIONS

         This Option Agreement is subject to, and is to be construed in all respects in a manner which is consistent with, the terms of the Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

2.       GRANT OF OPTION

         Subject to the further terms and conditions of this Option Agreement, Employee is hereby granted an incentive stock option to purchase FIELD 3 shares of Stock, effective as of the date first written above. This stock option is intended to be an Incentive Stock Option as provided in paragraph 422B of the Internal Revenue Code.

3.       OPTION PRICE

         The Committee has determined that the price for each share of Stock purchased under this Option Agreement shall be FIELD 4.

4.       EXPIRATION OF OPTIONS

         The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

         (a) FIELD 5 (the tenth anniversary of the date of grant of the option);

         (b) The date which is the 91st day following the date upon which Employee ceases to be employed by the Company, or any majority-owned subsidiary of the Company, otherwise than as a result of the Employee's death or disability;

         (c) The date which is the first anniversary of the date upon which Employee ceases to be employed by the Company, or any majority-owned subsidiary of the Company, by reason of Employee's death or disability; or

         (d) The date upon which Employee ceases his employment with the Company, or any majority-owned subsidiary of the Company, for any reason, excluding death or disability, with respect to any portion of this option that is not then exercisable on the date Employee ceases his employment with the Company.

5.       EXERCISE OF OPTION

         Unless options hereunder shall earlier lapse or expire pursuant to
Article 4 hereof, this option may be exercised with respect to the aggregate number of shares subject to this Option Agreement as follows: (i) As of the date of this Agreement, FIELD 6 shares; and (ii) as of 7 (first anniversary of date of this Agreement) and on each successive anniversary of this Agreement through FIELD 9 (ninth anniversary of date of this Agreement), an additional FIELD 8 shares.

         To the extent such options become exercisable in accordance with the foregoing, Employee may exercise this incentive stock option, in whole or in part from time to time, as outlined within the Plan.


         For the purposes of this Article 5, an "organized trading market" shall be deemed to exist on the date of exercise of the option if: (a) the Stock is listed on a national securities exchange, or (b) the Stock has been quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the 15 trading days preceding the date of exercise of the option, or (c) bid and asked quotations for the Stock have been published by the National Quotation Bureau or other recognized inter-dealer quotation publication (other than NASDAQ) during 20 of the 30 trading days preceding the date of exercise of the option. In the event that an organized trading market for the Stock exists on the date of exercise of the option at the Employee's election, Employee shall be given credit against the option exercise price hereunder for such shares surrendered equal to (i) if the Stock is listed on a national securities exchange or is quoted on the NASDAQ National Market System, the last actual sales transaction price reported on the day preceding exercise of the option, or, if there were no actual sales transactions reported for such date, on the date next preceding such date on which actual sales transactions were reported, or (ii) if the Stock is quoted on NASDAQ (other than the NASDAQ National Market System) or by the National Quotation Bureau or other recognized inter-dealer quotation publication, the average of the high and low price quotations on the day preceding exercise of the option, or, if there were no price quotations for such date, on the date next preceding such date on which there were high and low price quotations for the Stock.

6.       MANNER OF EXERCISE

         This incentive stock option may be exercised by written notice to the Company specifying the number of shares to be purchased and signed by Employee or such other person who may be entitled to acquire Stock under this Option Agreement. If any such notice is signed by a person other than Employee, such person shall also provide such other information and documentation as the Company may reasonably require to assume that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement. After receipt of the notice and any other assurances requested by the Company under this Article 7, and upon receipt of the full option price, the Company shall issue to the person giving notice of exercise under this Option Agreement the number of shares specified in such notice.

7.       RESTRICTIONS ON TRANSFERABILITY

         The incentive stock option granted hereunder shall not be transferable by Employee otherwise than by will or by the laws of descent and distribution, and such incentive stock option shall be exercisable during Employee's lifetime only by Employee.

8.       REORGANIZATION

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Committee or a duly authorized officer of the Company, and Employee has executed this Option Agreement as of the date first written above.

GULF COAST BANCORP, INC.


By:
   --------------------------
Lewis S. Albert, Chairman

Attest:


-----------------------------
Todd H. Katz, Secretary

"EMPLOYEE"

-----------------------------
FIELD 2

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                            GULF COAST BANCORP, INC.
                             INCENTIVE STOCK OPTION
                               (NOT TRANSFERABLE)

                                  CERTIFICATE

         GULF COAST BANCORP, INC., a Florida corporation (the "Company"), pursuant to action of its Board of Directors, hereby grants to FIELD 2 (the "Optionee"), not in lieu of any salary or other compensation for his or her services, an
                             INCENTIVE STOCK OPTION

         To purchase from the Company FIELD 3 shares of its common capital stock, at a purchase price of FIELD 4 per share, par value *.01* per share pursuant to and in accordance with the provisions of the 1988 Incentive Stock Option Plan for GULF COAST BANCORP, INC. and to the terms and conditions set forth on the reverse side of this Certificate.

                                        Option granted as of

                                        FIELD 1
                                        ----------------------------------
                                        (the "Option Grant Date")

[SEAL]                                  GULF COAST BANCORP, INC.

                                        By:
                                             -----------------------------
                                             Lewis S. Albert, Chairman & CEO


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